                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                               (Amendment No. __)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       DUALSTAR TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

| | $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A (Fee eliminated October 7, 1996.)
|_| $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:
   -------------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:
   -------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------

   4) Proposed maximum aggregate value of transaction:
   -------------------------------------------------------------------

   5) Total fee paid:
   -------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:
    ---------------------------------------

   2) Form, Schedule or Registration Statement No.:
    ---------------------------------------

   3) Filing Party:
    ---------------------------------------

   4) Date Filed:
    ---------------------------------------

                       DUALSTAR TECHNOLOGIES CORPORATION
                              150 East 42nd Street
                            New York, New York 10017





                                            October 7, 1996





To the Holders of Common Stock:

The annual meeting of shareholders will be held at 11:00 a.m. (New York time) at the offices of Mechanical Associates, Inc., 141 47th Street, Brooklyn, New York, on Wednesday, November 13, 1996. A formal Notice of the Annual Meeting and Proxy Statement are attached hereto.

Shareholders are urged to attend the meeting but may vote by proxy in lieu thereof. Accordingly, whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy and return it in the enclosed envelope.

Prompt return of your voted proxy will reduce the cost of further mailings and contacts. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

I look forward to greeting as many of you as possible at the meeting.


                                            Gregory Cuneo
                                            President and Chief
                                            Executive Officer

                       DUALSTAR TECHNOLOGIES CORPORATION
                              150 East 42nd Street
                            New York, New York 10017


                            Notice of Annual Meeting




                                            October 7, 1996





To the Holders of Common Stock:

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of DualStar Technologies Corporation will be held at the offices of Mechanical Associates, Inc., 141 47th Street, Brooklyn, New York, on Wednesday, November 13, 1996 at 11:00 a.m. (New York time), for the following purposes:

         1)       To elect directors for the ensuing year;

         2) To ratify the appointment of Grant Thornton LLP as independent certified public accountants for the 1997 fiscal year; and

         3) To take action upon any other matters that may properly come before the meeting.

Only shareholders of record at the close of business on September 20, 1996 are entitled to notice of and to vote at the meeting or any adjournments thereof.


                                           By Order of the Board of Directors,



                                            Stephen J. Yager
                                            Secretary

                                PROXY STATEMENT


The enclosed proxy is being solicited by the Board of Directors of DualStar Technologies Corporation ("Corporation") for use in connection with the 1996 annual meeting of shareholders to be held on November 13, 1996. This proxy statement and enclosed proxy are first being sent to the shareholders on or about October 7, 1996. The mailing address of the principal executive office of the Corporation is 150 East 42nd Street, New York, New York 10017. The cost of preparing, printing and mailing the notice of meeting, proxy statement, proxy and annual report will be borne by the Corporation. Proxy solicitation other than by use of the mail may be made by regular employees of the Corporation by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their reasonable out-of-pocket expenses incurred in that connection. Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the shareholder must file with the Secretary of the Corporation either a written revocation or a duly executed proxy bearing a later date, or must vote in person at the meeting.

The record of shareholders entitled to notice of, and to vote at, the annual meeting was taken at the close of business on September 20, 1996. At that date the Corporation had outstanding 9,000,000 shares of Common Stock ($.01 par value) ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.


The proxies given pursuant to this solicitation will be voted at the meeting or any adjournment thereof. Abstentions and broker non-votes are voted neither "for" nor "against," and have no effect on the vote, but are counted in the determination of a quorum.

                             ELECTION OF DIRECTORS


Seven (7) directors are to be elected by a plurality of the votes cast at the annual meeting of shareholders by holders of shares entitled to vote. Such directors shall hold office until the next annual meeting of shareholders or until their successors are duly elected and qualify. The Board of Directors proposes the following nominees, all of whom are now directors of the Corporation, and recommends a vote in favor thereof:


                                         Principal Occupation and Business                            Director
Name and Age                               Experience for Past Five Years                              Since
------------                            ------------------------------------                          -------

Elven M. Tangel              Chairman of the Board of the Corporation (since                       August 1994
                             August 1994); President and Director of
     70                      Centrifugal Service, Inc., a mechanical
                             contracting firm acquired by the Corporation in
                             August 1994 (since September 1992); President
                             (from October 1964 until August 1995) and Director
                             (since October 1964) of Centrifugal Associates,
                             Inc., a mechanical contracting firm acquired by
                             the Corporation in August 1994; Director (since
                             August 1995) of Mechanical Associates, Inc., a
                             mechanical contracting firm acquired by the
                             Corporation in August 1994; Professor, State
                             University of New York at Farmingdale (1979-1994).





Gregory Cuneo               President and Chief Executive Officer of the                          August 1994
                            Corporation (since August 1994); Treasurer (since
    37                      July 1995), President (from April 1989 until July
                            1995) and Director (since March 1989) of
                            Mechanical Associates, Inc.; Director of
                            Centrifugal Associates, Inc. (since September
                            1995); Director of Centrifugal Service, Inc.
                            (since September 1995).






Stephen J. Yager           Executive Vice President, Chief Financial Officer                      August 1994
                           and Secretary of the Corporation (since August
     44                    1994); President (since August 1995), Chief
                           Executive Officer (from July 1994 until August
                           1995) and Director (since September 1995) of
                           Centrifugal Associates, Inc.; Chief Executive
                           Officer (from September 1992 until August 1995)
                           and Director (since September 1995) of Centrifugal
                           Service, Inc.; Director of Mechanical Associates,
                           Inc. (since September 1995).




                                         Principal Occupation and Business                            Director
Name and Age                               Experience for Past Five Years                               Since
------------                               ------------------------------                               -----

Armando Spaziani
                             Vice President and Chief Operating Officer of the                      August 1994
    65                       Corporation (since August 1994); Executive Vice
                             President (since July 1995), Secretary (since
                             September 1989), Treasurer (from September 1989
                             until July 1995) and Director (since September
                             1989) of Mechanical Associates, Inc.; Director of
                             Centrifugal Associates, Inc. (since September
                             1995); Director of Centrifugal Service, Inc.
                             (since September 1995).




Ronald Fregara               Vice President of the Corporation (since August                     August 1994
                             1994); President (since July 1995), Vice President
      47                     (from September 1989 until July 1995) and Director
                             (since September 1989) of Mechanical Associates,
                             Inc.; Director of Centrifugal Associates, Inc.
                             (since September 1995); Director of Centrifugal
                             Service, Inc. (since September 1995).





Stephen J. Drescher          Director; Director of Corporate Finance, Monroe                    June 1994
                             Parker Securities, Inc., a registered
      33                     broker/dealer (since May 1995); Director, Chairman
                             and Chief Executive Officer of Questron
                             Technology, Inc., a diversified company (from
                             December 1993 until January 1996); private law
                             practice (since 1993); Attorney with Helfand &
                             Helfand (1991- 1993).




Gary DeLuca                  Director; independent management consultant to                     August 1994
                             various enterprises (since 1989); President of
      42                     Caribbean Grill, Inc. (since September 1996);
                             President and Director of Dollar Time, Inc., a
                             retail company (from January 1993 until December
                             1995).









IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY FORM TO VOTE SUCH PROXIES FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE. ALTHOUGH THE BOARD OF DIRECTORS DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE, SHOULD SUCH A SITUATION ARISE PRIOR TO THE MEETING, THE PROXIES WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS ACTING THEREUNDER.

                               SECURITY OWNERSHIP


The following table lists as of September 20, 1996, the number of shares of the Corporation's Common Stock beneficially owned by each of the directors, nominees for election as directors, each executive officer listed in the table under the caption "Executive Compensation", each person who is known by the Corporation to own beneficially more than five percent of the Corporation's Common Stock and by all directors and executive officers of the Corporation as a group. The following calculations were based upon 9,000,000 shares of the Company's Common Stock issued and outstanding as of September 20, 1996.

Name and Address(1)           No. of Shares                          % of Class
------------------            -------------                          ----------

Elven M. Tangel(2)                         657,500                       7.31
Gregory Cuneo                              435,000                       4.83
Stephen J. Yager                           435,000                       4.83
Armando Spaziani                           156,600                       1.74
Ronald Fregara                             435,000                       4.83
Stephen J. Drescher                         65,250                       *
Gary DeLuca                                 65,250                       *
Plus One Finance, Ltd.(3)                  652,500                       7.25
All Officers and
  Directors as a
  Group (7 persons)                      2,249,600                      25.00

-----------
(1) Except as otherwise, shown, the address of each shareholder listed is in care of DualStar Technologies Corporation, 141 47th Street, Brooklyn, New York 11232.

(2)  Includes  5,000 shares owned by Mr. Tangel's wife.

(3) Plus One Finance, Ltd., c/o Kestral S.A., Pausilippe Ch., des Trois Portes 11, 2006 Neuchatel, Switzerland.

*   Less than 1%.

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc. ("Nasdaq"). Officers and directors are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the Corporation's officers and directors, all requisite filings were made in the fiscal year ended June 30, 1996.

                       BOARD OF DIRECTORS AND COMMITTEES


Meetings and Attendance

During the fiscal year ended June 30, 1996, there was one meeting of the Board of Directors. The Board of Directors during such fiscal year acted by unanimous written consent four times.

Compensation Committee

The members of the Compensation Committee are Messrs. Drescher and Yager. The Committee during the last fiscal year acted once by unanimous written consent. The Committee makes bonus compensation determinations under the Employment Agreements described below under the caption "Employment Agreements" for the five key executives of the Corporation.

Stock Award Committee

The members of the Stock Award Committee are Messrs. Cuneo, Drescher and Yager. The Committee did not take action during the fiscal year ended June 30, 1996. The Committee administers the Corporation's 1994 Stock Option Plan ("Plan"). Under the Plan, the Committee has plenary authority to grant "Awards" (as such term is defined in the Plan) to officers, employees and consultants of the Corporation or an "Affiliate" (as such term is defined in the Plan), and to determine the various terms and conditions of such Awards. The Committee also has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Audit Committee

The members of the Audit Committee are Messrs. DeLuca and Drescher. The Committee met once during the fiscal year ended June 30, 1996. The Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the Board of Directors and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Corporation's audited financial statements; and reviewing and approving the Corporation's internal accounting controls and discussing such controls with the independent accountants.

Remuneration of Directors

Each member of the Board of Directors is entitled to receive reasonable expenses incurred in attending meetings of the Board of Directors of the Corporation. No directors' fees were paid and no fees were paid for Committee meetings during the fiscal year ended June 30, 1996.

                             EXECUTIVE COMPENSATION


The Summary Compensation Table set forth below for the fiscal years ended June 30, 1996, 1995 and 1994 includes compensation information on the Chief Executive Officer of the Corporation and each of the Corporation's four most highly compensated executive officers whose salary in the last fiscal year exceeded $100,000.


Summary Compensation Table

                                                                Annual Compensation(1)
                                                                                                                  Other
Name and Principal Position                          Year          Salary             Bonus               Annual Compensation(2)
---------------------------                          ----          ------             -----               ----------------------

Elven M. Tangel, Chairman                            1996         $150,000             $15,000                    23,550
  of the Board                                       1995          148,400             117,500
                                                     1994          140,400               5,000

Gregory Cuneo, President                             1996         $150,000              $15,00                    14,477
  and Chief Executive                                1995          141,668              67,500
  Officer                                            1994           91,610                   0

Stephen J. Yager, Executive                          1996         $150,000             $15,000                    25,146
  Vice President, Chief                              1995          143,984             167,500
  Financial Officer and                              1994          112,931             100,000
  Secretary

Armando Spaziani, Vice                               1996         $150,000             $15,000                    50,909
  President and Chief                                1995          141,668              67,500
  Operating Officer                                  1994           91,610                   0

Ronald Fregara,                                      1996         $150,000             $15,000                    19,355
  Vice President                                     1995          141,668              67,500
                                                     1994           91,610                   0

---------
(1)    The Corporation was incorporated on June 17, 1994.  In August 1994 the Company acquired, as subsidiaries, Mechanical Associates, Inc. ("Mechanical"), Centrifugal
       Associates, Inc. ("Centrifugal") and Centrifugal Service, Inc. ("Service") which are mechanical contracting firms.  Amounts shown below for Messrs. Cuneo, Spaziani and
       Fregara include amounts received in 1994 from Mechanical.  Amounts shown below for
       Messrs. Tangel and Yager include amounts received in 1994 from Centrifugal and Service.

(2) Includes the value of personal benefits, such as life insurance, disability insurance and automobile expenses, pursuant to each officer's employment agreement. For fiscal 1994 and 1995, the value of these benefits did not exceed the disclosure threshold, which is based on a percentage of total annual compensation.

Employment Agreements

Effective August 1994, the Corporation entered into employment agreements ("Agreements") with Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara. The Agreements will expire in August 1997. The Agreements provide for an additional three-year renewal following the expiration date, unless contrary notice is given by either party. Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara's current annual salaries under the Agreements are $150,000 each. The salaries under the Agreements may be increased to reflect annual cost of living increases and may be supplemented by discretionary merit and performance increases as determined by the Compensation Committee of the Corporation, which consists of Messrs. Yager and Drescher, directors of the Corporation, except that during the first three years following February 1995, no executive's salary may exceed $150,000. Each is eligible to receive an annual bonus of up to 45% of the salary provided under their respective Agreements as determined by the Corporation's Compensation Committee.

The Agreements provide, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in other employee benefits applicable to employees and executives of the Corporation. The Agreements provide that the Corporation will establish a performance incentive bonus plan providing each executive the opportunity to earn an annual bonus of up to five percent of the increase in the Corporation's pretax income, based upon the attainment of performance goals to be established by the Compensation Committee of the Corporation. The Agreements further provide for the use of an automobile and other fringe benefits commensurate with their duties and responsibilities. The Agreements also provide for benefits in the event of disability.

Pursuant to the Agreements, employment may be terminated by the Corporation with cause or by the executive with or without good reason. Termination by the Corporation without cause, or by the executive for good reason, would subject the Corporation to liability for liquidated damages in an amount equal to the terminated executive's current salary ($150,000) for the remainder of the scheduled term of employment and bonuses for the remainder of the scheduled term of employment based upon the prior year's annual bonus and the maximum incentive bonus payable. Such amounts shall be payable in equal monthly installments, without any set-off for compensation received from any new employment. In addition, the terminated executive would be entitled to continue to participate in and accrue benefits under all employee benefit plans and to receive supplemental retirement benefits to replace benefits under any qualified plan for the remaining term of the Agreements to the extent permitted by law.

Under the Agreements, the Corporation purchased insurance policies on the lives of Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara. The face amount of each policy is $1,000,000. The Corporation will pay the premiums under these policies, and a portion of the payment will be treated as taxable income to the insured executive. Upon the death of either of the insureds, the Corporation would be paid from the insurance proceeds an amount equal to the total premiums it paid under the policy, with the remaining proceeds to be paid to the deceased executive's designated beneficiary.

Stock Options

No stock options were granted to or exercised by any named executive officer during fiscal 1996. Moreover, no named executive officer currently holds any outstanding options.

Compensation Committee Interlocks

No Compensation Committee interlock relationships existed during the fiscal year ended June 30, 1996.

Board of Directors Report on Executive Compensation

Except as noted below, the Corporation's compensation policies are determined by its Board of Directors. The Corporation's executive compensation practices are designed to support its business goals of fostering profitable growth and increasing shareholder value. The Corporation seeks to align the interests of its executives and its stockholders through the use of stock-based compensation plans. To this end, the Corporation has adopted the 1994 Stock Option Plan and has provided that options to purchase an aggregate of 500,000 shares of the Corporation's Common Stock at the fair market value of such Stock at the date of grant will be awarded to the five key executives of the Corporation in respect of each of the following fiscal years if the specified pre-tax earnings targets are met: fiscal year ending June 30, 1997 ($5.0 million); and fiscal year ending June 30, 1998 ($7.5 million). No options were granted to any named executive officer during fiscal 1996 as the applicable pretax earnings target ($2.5 million) was not met.

Insofar as compensation which is not stock based, as previously noted, the Corporation in August 1994 entered into the Agreements with Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara described above under the subcaption "Employment Agreements". These Agreements were approved by the Board of Directors and entered into shortly after the formation of the Corporation in June 1994. Therefore, executive compensation at this time is governed by the Agreements. The Board of Directors' determination as to the level of compensation under the Agreements was based upon the prior levels of compensation of the key executives and the Board's judgment that creating parity among the key executives would best serve the Corporation's business goals of fostering profitable growth and increasing stockholder value.

Under the Agreements, determination as to the amounts of bonus compensation to be awarded to the key executives has been delegated to the Compensation Committee of the Board of Directors. The Agreements provide that each of the key executives is entitled to receive an annual bonus of up to 45% of his annual salary (currently $150,000 in each case) or $67,500. Pursuant to the Agreements, the Compensation Committee, by written consent as of August 5, 1996, awarded a bonus of $15,000 to each such individual based on a finding that each of the executives had performed at a level which merited such award. Such finding, in turn, was based on management's efforts in spearheading the Corporation's expansion into new lines of business in highly competitive markets. Consistent with the Board of Director's philosophy that achievement of the Corporation's business goals will be enhanced by maintaining compensation parity among the Corporation's key executives, no special award was made to Mr. Cuneo, the Corporation's Chief Executive Officer.

Under the Agreements, it is also contemplated that the Corporation will establish a performance incentive bonus plan which will provide each executive the opportunity to earn an annual bonus of up to five percent of the increase in the Corporation's pretax income, based upon the attainment of performance goals to be established by the Compensation Committee. Such an incentive bonus plan has not yet been adopted by the Board of Directors, but it is anticipated that the same will be adopted during the fiscal year ending June 30, 1997.

                                                Elven M. Tangel
                                                Gregory Cuneo
                                                Stephen J. Yager
                                                Armando Spaziani
                                                Ronald Fregara
                                                Stephen J. Drescher
                                                Gary DeLuca

                               PERFORMANCE GRAPH


The line graph set forth below provides a comparison of the Corporation's cumulative total shareholder return on its Common Stock with the Russell 2000 Index and, as a Corporation, determined peer comparison with the Nasdaq Non-Financial Index. Such shareholder return is the sum of the dividends paid and the change in the market price of the stock.


                COMPARISON OF 16 MONTH CUMULATIVE TOTAL RETURN*
         AMONG DUALSTAR TECHNOLOGIES CORPORATION, THE RUSSELL 2000 INDEX
                   AND THE NASDAQ NON-FINANCIAL INDEX

                                     2/14/95      6/95       6/96
                                     -------     ------     ------
DUALSTAR TECHNOLOGIES CORPORATION     $100        $145        $32
RUSSELL 2000 INDEX                    $100        $116       $144
NASDAQ NON-FINANCIAL INDEX            $100        $126       $160


* $100 INVESTED ON 02/14/95 IN STOCK OR
  ON 01/31/95 IN INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING JUNE 30.

                              CERTAIN TRANSACTIONS


On October 20, 1995, the Corporation lent Stephen J. Drescher, a Director of the Corporation, $73,406.00. The one-year loan bears interest at the rate of
8.75 percent per annum and is collateralized by 65,250 shares of the Corporation's Common Stock.

A subsidiary of the Corporation leases office and shop space on a month-to-month basis from a company in which Messrs. Spaziani, Fregara and Cuneo each own a 20 percent interest. Rent expense for the year ended June 30, 1996 was $65,000.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors has appointed the firm of Grant Thornton LLP ("Grant Thornton") as independent certified public accountants for the 1997 fiscal year and recommends to shareholders ratification of such appointment. Grant Thornton served as principal accountant for the fiscal year most recently completed.

The appointment of the independent public accountants is approved annually by the Board of Directors, which reviews the qualifications of independent accountants and which reviews the audit scope, reasonableness of fees and also the types of nonaudit services for the coming year.

Although not required to do so, the Board of Directors is submitting the appointment of Grant Thornton for ratification by the shareholders. If this action were not ratified, the Board of Directors would reconsider its appointment. The affirmative vote of a majority of the shares of the Corporation's Common Stock represented at the annual meeting is required to ratify this appointment.

Representatives of Grant Thornton will be present at the annual meeting of shareholders and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.


                       DEADLINE FOR SHAREHOLDER PROPOSALS


Proposals of shareholders intended to be presented at the 1997 annual meeting to be included in the proxy material relating to that meeting must be received by the Corporation by June 4, 1997.


                      ANNUAL REPORT TO THE SEC; FORM 10-K


Shareholders may obtain without charge a copy of the Corporation's annual report to the Securities and Exchange Commission, on Form 10-K, by writing to DualStar Technologies Corporation, 141 47th Street, Brooklyn, NY 11232, Attn:
Investor Relations or by visiting the Corporation's Website (www.dualstar.com). Copies of exhibits may be obtained upon payment.

                                 OTHER MATTERS


The Board of Directors does not know of any matters to be brought before the meeting other than those referred to in the notice hereof. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote such proxy in accordance with their judgment on such matters.


                                       By Order of the Board of Directors,


                                       Stephen J. Yager
                                       Secretary


October 7, 1996